Exhibit 10.1

NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT (this "Agreement") is made and entered into effective as of the 30th day of June, 2010 by and among CJUF II STRATUS BLOCK 21 LLC, a Delaware limited liability company (the "Borrower"), STRATUS PROPERTIES INC., a Delaware corporation and CANYON-JOHNSON URBAN FUND II LP, a Delaware limited partnership (individually and collectively, the "Guarantors"), and BEAL BANK NEVADA, a Nevada thrift (the "Lender").

W I T N E S S E T H:

A. Lender has agreed to make a loan to the Borrower (the "Loan"), which Loan is evidenced by that certain Amended and Restated Promissory Note (the "Note"), dated October 21, 2009, in the stated principal amount of $120,000,000.00, executed and delivered by the Borrower and payable to the order of the Lender.

B. The Loan is being made pursuant to that certain Amended and Restated Construction Loan Agreement, dated October 21, 2009, by and between the Borrower and the Lender (the "Loan Agreement").

C. The Guarantors have guaranteed the obligations of the Borrower with regard to the Loan pursuant to that certain Amended and Restated Guaranty Agreement, dated October 21, 2009, executed by the Guarantors for the benefit of the Lender.

D. The Loan Agreement contemplates that the Borrower will enter into a Management Agreement with Live Nation Worldwide, Inc. ("Live Nation") to manage the Venue, as such term is defined in the Loan Agreement.  The Borrower has requested that the Lender agree that the Borrower (i) is not obligated to enter into such a Management Agreement with Live Nation and (ii) instead may manage the Venue itself, with a number of entities, including Live Nation, being allowed to book events at the Venue.  The Lender has agreed with such request of the Borrower provided the Note is modified as provided herein.

NOW, THEREFORE, for and in consideration of the sum of Ten & No/100 Dollars ($10.00), the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.           The Note is hereby modified as follows: subsection 1(b) of the Note is amended to be and read as follows "(b) "Base Rate" shall mean the per annum rate equal to The Wall Street Journal Prime Rate, as it changes from time to time, plus six and three-quarters percent    (6 ¾%)."

2.           The Lender agrees that the Borrower is not obligated to enter into a Management Agreement with Live Nation to manage the Venue. The Borrower may manage the Venue "in-house", however any agreements the Borrower enters into with regard to the management, use and/or operation of the Venue, including, without limitation, the Block 21 Master Agreement with Capital of Texas Public Telecommunications Council (the "Master Agreement"), which is still required as a Venue Document, as such term is defined in the Loan Agreement, (i) are subject to the review and approval of the Lender, as provided in the Loan Agreement, and (ii) will be considered Venue Documents.  Accordingly, neither an agreement with Live Nation nor any other agreements for the management of the Venue will be a requirement for Full Loan Opening under the Loan Agreement; however, the delivery to the Lender of a fully executed and effective Master Agreement, in form and on terms acceptable to the Lender as required by the Loan Agreement is still a condition to Full Loan Opening.

3.           AS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THIS AGREEMENT, THE BORROWER AND THE GUARANTORS, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, HEIRS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (THE BORROWER, THE GUARANTORS AND SUCH SUCCESSORS, ASSIGNS, HEIRS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS "OBLIGORS, ET AL."), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, "LENDER, ET AL.") OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE LOAN, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE NOTE AND/OR ANY OTHER LOAN DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

THE BORROWER AND THE GUARANTORS HEREBY ACKNOWLEDGE, REPRESENT AND WARRANT TO THE LENDER THAT THEY AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND CLAIMS WHICH ARE RELEASED BY THE PROVISIONS HEREOF IN FAVOR OF LENDER, ET AL., AND WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY FEDERAL, STATE OR LOCAL LAW OR STATUTE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES OR CLAIMS, INCLUDING THE PROVISIONS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAW, WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF

KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD EACH OF THE PROVISIONS OF THIS RELEASE. THE BORROWER AND THE GUARANTORS FULLY UNDERSTAND THAT THIS RELEASE CONSTITUTES A GENERAL RELEASE, AND THAT THEY HAVE IMPORTANT LEGAL CONSEQUENCES. THE BORROWER AND THE GUARANTORS UNDERSTAND AND CONFIRM THAT THEY ARE HEREBY RELEASING ANY AND ALL RELEASED CLAIMS THAT EITHER MAY INDIVIDUALLY HAVE AS OF THE DATE HEREOF.  THE BORROWER AND THE GUARANTORS HEREBY ACKNOWLEDGE THAT THEY HAVE HAD A FULL AND FAIR OPPORTUNITY TO OBTAIN A LAWYER'S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF THIS RELEASE AND WAIVER.

4.           As an additional material inducement to the Lender to enter into this Agreement, the Borrower and the Guarantors hereby represent and warrant to the Lender that:

(a)
The Loan Documents, as such term is defined in the Loan Agreement, as such Loan Documents are modified hereby, are in full force and effect, and neither the Borrower nor either Guarantor has any defense, counterclaim or offset to the Loan or any of the Loan Documents, as modified hereby;

(b)
The representations and warranties of the Borrower and the Guarantors set forth in the Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

(c)
This Agreement and the Loan Documents constitute the legal, valid and binding obligations of the Borrower and the Guarantors, enforceable against the Borrower  and the Guarantors in accordance with the terms hereof and thereof.

The representations and warranties of the Borrower and the Guarantors contained in this Agreement and in the Loan Documents shall survive the consummation of the transactions contemplated by this Agreement.

5.           In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, the Borrower and the Guarantors agree to execute and/or deliver from time to time upon request by the Lender such other documents and instruments, and take such other action, as the Lender may request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement. The Borrower agrees to reimburse the Lender on demand for all costs and expenses incurred by the Lender with regard to the modification of the Note effected by this Agreement, including, without limitation, all attorneys' fees and related costs.  Concurrently with the Borrower's execution and delivery hereof, the Borrower is delivering to the Lender resolutions of the governing bodies of Borrower and each Guarantor authorizing the execution, delivery and performance of this Agreement on behalf of the Borrower and the Guarantors.  Concurrently with the execution and delivery of this Agreement, the Borrower, the Guarantors and the Lender are entering into a letter agreement by which they each approve a new Budget, as such term is defined in the Loan Agreement.  Such new Budget does not require an increase in the maximum principal amount of the Loan.

6.           The Borrower and the Guarantors affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Loan Documents, as modified hereby, until all of the indebtedness and obligations relating to the Loan have been paid and performed in full.  The Borrower and the Guarantors confirm that Lender has not released, forgiven, discharged, impaired, waived or relinquished, and does not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan, or any of the Loan Documents, but rather the Lender is expressly retaining and reserving the same to their fullest extent.

7.           This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.  Nothing contained in this Section shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.

8.           Neither this Agreement nor any provision of the Loan Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

9.           THIS AGREEMENT AND THE OTHER DOCUMENTS ENTERED INTO WITH REGARD TO THE LOAN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

10.           This Agreement may be executed in multiple counterparts.

BORROWER:

CJUF II STRATUS BLOCK 21 LLC,
     By:                Stratus Block 21 Investments, L.P.,
Manager

By:	Stratus Block 21 Investments GP, L.L.C.,
General Partner

By:        /s/ Erin D. Pickens
Name:   Erin D. Pickens
Title:     Senior Vice President

       By:              CJUF II Block 21 Member, LLC,
  Member

By:	Canyon-Johnson Urban Fund II, L.P.,
             Member

By:        Canyon-Johnson Realty Advisors II, LLC,
 General Partner

By:       /s/ K. Robert Turner
Name:  K. Robert Turner
Title:    Managing Partner

GUARANTORS:

STRATUS PROPERTIES INC.

By:       /s/ Erin D. Pickens
Name:  Erin D. Pickens
Title:    Senior Vice President

CANYON-JOHNSON URBAN FUND II, LP
By:  Canyon-Johnson Realty Advisors II, LLC,
          General Partner

By:      /s/ K. Robert Turner
    Name:  K. Robert Turner
    Title:    Managing Partner

LENDER:

BEAL BANK NEVADA

By:       /s/ David C. Meek
Name:  David C. Meek
Title:    Authorized Signatory

STATE OF TEXAS                                                           §
     §
COUNTY OF TRAVIS                                                      §

The foregoing instrument was acknowledged before me this 30 day of June, 2010, by Erin D. Pickens, the Senior Vice President of Stratus Block 21 Investments GP, L.L.C., a Texas limited liability company, General Partner of Stratus Block 21 Investments, L.P., a Texas limited partnership, Manager of CJUF II Stratus Block 21 LLC, a Delaware limited liability company (the "Borrower"), on behalf of the Borrower.

                                                                                /s/ Carol A. Fahs
Notary Public

Carol A. Fahs
Printed Name

My Commission Expires: 4/8/14

STATE OF CALIFORNIA                                               §
     §
COUNTY OF LOS ANGELES                                          §

On the 28 day of June, in the year 2010, before me, Zoe Loomis Mann, Notary Public, personally appeared K. Robert Turner, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Zoe Loomis Mann
Signature of Notary Public

STATE OF TEXAS                                                           §
             §
COUNTY OF TRAVIS                                                      §

The foregoing instrument was acknowledged before me this 30 day of June, 2010, by Erin D. Pickens, the SR. VP of Stratus Properties Inc. He or she is personally known to me or has produced a driver's license as identification.

/s/ Carol A. Fahs
Notary Public

Carol A. Fahs
Printed Name

My Commission Expires: 4/8/14

STATE OF TEXAS                                                          §
                            §
COUNTY OF COLLIN                                                     §

Before me, on this 1st day of July, 2010, personally appeared David C. Meek, Authorized Signatory of BEAL BANK NEVADA, a Nevada thrift, known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

/s/ Elizabeth M. Cowan
Notary Public
My Commission expires: 4-29-12